EXHIBIT 10.58
Employment Contract

Party A:
Company Name: Shantou Big Trees Toys Co., Ltd.
Legal representative: Lin Wei
Address: Industrial Zone of Shantou, Waisha Licuo, Guangdong Province,
Tel: 0754-8323 8888
Fax: 0754-8572 3888

Party B:
Name: Wei Lin
Gender: Male
Date of Birth: _____________
Identity card number: _________________________
Home Address: __________________________
Cell phone: ________________________________

Under the Labor Law of the People's Republic of China, both parties agreed through the consultation on equal footing, and voluntarily entered into this employment contract to abide by the terms set forth in this contract.

1. Employment contract term

Article 1: The contract is a fixed term labor contract.
This contract is valid from January 1, 2012 to December 31, 2012; The contract can be terminated if termination conditions are fulfilled in accordance with the terms elsewhere in the contract.
One month before the expiration of this contract, Party A and Party B shall be on consultation about whether to renew the contract.

2. The position:

Article 2: Party B agrees that Party A works in the General Manager's Office departments, as general manager.
Article 3: Party B shall complete the duties listed in job descriptions.

3. Labor protection and work conditions

Article 4: Party A arranges Party B to work no more than eight hours per day, no more than 44 hours per week on average.
Article 5: Party A provides the necessary working conditions, establishes and improves the production process, and develops operating procedures, specifications and occupational safety and health system and its standards.
Article 6: The employee is encouraged to participate in training and skills development.

4. Compensation

Article 7: Party B’s compensation is based on performance.
Article 8: Party B shall get last month’s compensation between 20th and 25th of every month in the form of RMB 15,000 Yuan per month.

5. Insurance, benefits

Article 9: Party B’s disease or non-work related injury should be treated in accordance with the relevant provisions of national and local regulation.
Article 10: Party B’s working related injury, wages and medical should be treated in accordance with the relevant provisions of national and local regulation.
Article 11: Party A provides Party B with statutory holiday leaves and personal days leave.
Article 12: Income tax
According to Chinese law, paying personal income tax is the responsibility of each employee. Party A will deduct Party B’s net of tax payable from B’s Salaries based on the Chinese legal requirements.

7. Employment contract changes, dissolution, termination, renewal

Article 15: This contract shall be amended in accordance with changes in laws, administrative regulations, and rules.
Article 16: Both parties can amend or terminate this contract due to significant changes in circumstance.
Article 17: After a consensus by both parties, the contract can be terminated.
 Article 18: In following circumstances, Party A may terminate this contract:
1) During the probationary period Party B has been proved not to meet the employment conditions;
2) Party B seriously violates labor discipline or the Party A’s rules and regulations;
3) Party B makes serious mistakes, malpractice, causing significant harm to the Party interests;
4) Party B is held criminally responsible.
Article 19: In the following circumstances, Party A may terminate this contract with a 30 days’ advance notice
1) Because of illness or non-work related injury, Party B could not take the original work;
2) Party B could not do the job, and remains incompetent after training;
3) Significant changes make it impossible to practice this contract;
Article 20: Party A can terminate the contract if it cannot continue to operate..
Article 21: in the following circumstances, Party A shall not terminate contract according to Article 19:
1) An illness or non-work related injury in the prescribed period;
2) Female workers in the production of, breast-feeding during the period;
3) Work related injury and was confirmed to have totally or partially lost the ability to work;
4) Laws and regulations of other circumstances.

Party A: (Seal) Shantou Big Trees Toy Co., Ltd.          Party B: /S/ by Lin Wei

Legal representative:
(Agent): (Signature)

Contract signing date: December 31, 2011